Exhibit 99.1

Covista Unveils Strategic Plan for Continued Momentum
and Long-Term Value Creation at Investor Day

Introduces Purpose at Scale, the company’s next three-year growth strategy to address one of healthcare’s most significant challenges

Announces financial targets for fiscal year 2027 through fiscal year 2029

Reaffirms fiscal year 2026 guidance and provides updates on strategic priorities and institutional performance

CHICAGO – Feb. 24, 2026 (BUSINESS WIRE)-- Covista (the "company" or "Covista") (NYSE: ATGE), today will host its Investor Day beginning at 9 a.m. ET. Covista is America's largest healthcare educator, serving more than 97,000 students, up from nearly 76,000 students since its last Investor Day in June 2023, and supported by a community of 385,000 alumni across five accredited institutions. Effective at market open, the company’s stock will begin trading under the ticker symbol CVSA on the New York Stock Exchange (NYSE).

During the event, Covista’s management team will outline how it is addressing America's healthcare workforce shortage at scale, detail its enterprise and institutional growth strategies and provide long-term financial guidance. The team will also highlight how its transformation from a diversified education company to a company focused on healthcare workforce development will support its next wave of growth.

"Over the past three years, we delivered what we promised: record enrollment, margin expansion and consistent execution," said Steve Beard, chairman and CEO, Covista. "These results stand as a testament to our fundamental transformation from a diversified education company into essential infrastructure for America's healthcare workforce pipeline.”

Covista brings to market a differentiated business model backed by its scale, program breadth, geographic reach and a track record of strong academic outcomes. Last year, Covista graduated 24,000 healthcare professionals—more than any other U.S. institution—including 10% of America's nurses. Covista educates twice as many MDs as any MD-granting school in the U.S. and is the number one provider of Doctors of Veterinary Medicine to the U.S.

“Tackling the healthcare workforce crisis requires infrastructure that operates at a scale traditional academic institutions cannot match,” continued Beard. “Powered by durable secular trends, strong cash flow and a robust balance sheet, we are well-positioned to create capacity, elevate student outcomes and graduate the practice-ready clinicians the healthcare system demands.”

Introduces Purpose at Scale Starting in FY27

During Investor Day, Covista will formally introduce Purpose at Scale, its next three-year growth strategy. Purpose at Scale is built on four core principles that will help Covista deliver on its next phase of growth:

●	Operational excellence—Continuing the disciplined execution established by the company’s Growth with Purpose strategy
●	Platform extension—Extending our market-leading position to serve more students in more communities and through expansion into adjacent healthcare domains where workforce shortages are most acute
●	Employer integration—Building contracted workforce pipelines that connect graduates directly to healthcare systems
●	Technology focus—Advancing AI-enabled innovation to remain at the forefront of healthcare education

"The operational excellence we built during Growth with Purpose becomes the foundation for our next chapter, Purpose at Scale," continued Beard. "Our distinct platform gives us the strategic flexibility to pursue capacity expansion, employer partnerships, AI-enabled curriculum transformation and new program development—all in parallel. That's a capability set no one else in our sector can match. Our operational rigor, driving strong revenue growth and meaningful profitability, enables us to fulfill our purpose while delivering long-term shareholder value."

As part of its introduction of Purpose at Scale, Covista is announcing two new strategic relationships:

●	A partnership with GE Healthcare’s HelloAI business unit, with a focus on advancing AI fluency for healthcare professionals and students in the U.S. healthcare market. This relationship extends the company’s technology leadership and AI credential stack, building upon Covista’s other collaborations with Hippocratic AI and Google Cloud.
●	A founding partner in the Alliance for Advancing Rural Healthcare with SAIC to strengthen healthcare systems. This strengthens Covista’s ability to further address workforce pipeline challenges across rural and underserved communities through the federal Rural Health Transformation Program within the Centers for Medicare & Medicaid Services.

These partnerships underscore the company's breadth and depth of relationships with healthcare organizations and reinforce its leadership position at the forefront of AI and technology in preparing practice-ready professionals from day one.

Announces Long-Term Financial Targets

In conjunction with Investor Day, Covista is outlining the following long-term financial targets for fiscal year 2027 through fiscal year 2029:

	FY27	FY28	FY29
Revenue	6-8%	7-10%	8-11%
Adjusted earnings per share	9-13%	10-14%	12-16%

Covista will continue to deploy a disciplined capital allocation philosophy, centralizing capital decisions while empowering operational autonomy. This includes setting strict return hurdles, maintaining a strong balance sheet and moving decisively on M&A, partnerships and share repurchases when compelling opportunities align with its purpose to create sustainable value for students, stakeholders and shareholders.

Reaffirming Fiscal Year 2026 Outlook

During Investor Day, Covista will reiterate its outlook for fiscal year 2026, including:

●	Revenue in the range of $1,900 million to $1,940 million, or approximately 6% to 8.5% growth year-over-year
●	Adjusted earnings per share in the range of $7.80 to $8.00, or approximately 17% to 20% growth year-over-year

"We are on track to exceed the financial targets we set three years ago," said Bob Phelan, chief financial officer, Covista. "Guided by Purpose at Scale, we expect campus investments, scaling employer partnerships and improving program mix to drive our financial performance. Overall, our operational discipline, strong cash flow generation and thoughtful capital allocation have us positioned to address healthcare's most urgent workforce needs at scale, while delivering sustained profitable growth and long-term shareholder value."

Webcast Information

Covista’s Investor Day presentation will stream live today, Feb. 24, 2026, from 9 a.m. ET to approximately 12:30 p.m. ET, and can be accessed here. The webcast and presentation materials can be accessed through Covista’s investor relations website. A replay of the event will be available online following the conclusion of the broadcast.

Cautionary Disclosure Regarding Forward-Looking Statements

Certain statements contained in this release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Covista’s future growth. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “potential,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. Important factors that could cause actual results to differ materially from the expectations expressed or implied by our forward-looking statements are disclosed in Item 1A. “Risk Factors,” of our Annual Report on Form 10-K. You should evaluate forward-looking statements in the context of these risks and uncertainties and are cautioned to not place undue reliance on such forward-looking statements. We caution you that these factors, and the performance or developments we expect or anticipate, even if substantially realized, may not result in the consequences or have the effects on us or our operations that we expect. All forward-looking statements are based on information available to us as of the date any such statements are made, and Covista assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of special items that may be incurred in the future, although these special items could be material to Covista's results in accordance with GAAP.

Non-GAAP Information

We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Covista’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. We use these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The following forward-looking non-GAAP financial measures used in this press release:

Adjusted earnings per share (most comparable GAAP measure: diluted earnings per share) – Measure of Covista’s diluted earnings per share adjusted for restructuring expense, amortization of acquired intangible assets, strategic advisory costs, write-off of debt discount and issuance costs, litigation reserve, debt modification costs and income from discontinued operations.

About Covista

Covista is America's largest healthcare educator, serving more than 97,000 students and supported by a community of 385,000 alumni across five accredited institutions. Through personalized, tech-enabled education powered by 10,000 faculty and colleagues, Covista expands access to healthcare careers and addresses the U.S. healthcare workforce shortage at scale. Covista is the parent company of American University of the Caribbean School of Medicine, Chamberlain University, Ross University School of Medicine, Ross University School of Veterinary Medicine and Walden University. For more information, visit covista.com and follow us on LinkedIn, Instagram and YouTube.

Investor Contact: Jeremy Cohen, Investor.Relations@covista.com

Media Contact: Maureen Bender, covistamedia@covista.com